UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

AMERICA CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-06212 (Commission File Number)	56-0723480 (IRS Employer Identification No.)

701 Brickell Avenue, Miami, Florida 33131
 (Address of principal executive offices) (Zip Code)

 (Registrant's telephone number, including area code): (305) 536-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously reported in a Form 8-K filed by America Capital Corporation ("AMCAP") with the Securities and Exchange Commission on February 9, 2009 (the "February 9 Form 8-K"), on February 5, 2009, the United States Bankruptcy Court for the Southern District of Florida entered an order confirming AMCAP's First Amended Plan of Liquidation (the "Plan").  On February 27, 2009, the Plan became effective, thereby, among other things, cancelling and extinguishing all equity interests in AMCAP and cancelling and extinguishing AMCAP's 8.40% Subordinated Notes due June 15, 1993.  A copy of the Plan, as confirmed, is attached as Exhibit 2.1 to the February 9 Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA CAPITAL CORPORATION

Dated: March 2, 2009	By:	/s/ Steven R. Cook
Steven R. Cook, Executive Vice President

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